SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   January 7, 2005
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                            THE MIDDLEBY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                           Commission File No. 1-9973


            Delaware                                     36-3352497
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 (State or Other Jurisdiction of                      (I.R.S. Employer
  Incorporation or Organization)                     Identification No.)


1400 Toastmaster Drive, Elgin, Illinois                        60120
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone No., Including Area Code      (847) 741-3300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure
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On January 7, 2005 The Middleby Corporation issued a press release announcing the acquisition of the assets of Nu-Vu Food Service Systems division from Win-Holt Equipment Corporation. A copy of the press release, attached hereto as
Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.


Item 9.01  Financial Statements and Exhibits
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(c)    Exhibits.

       99.1 Press Release issued by The Middleby Corporation dated January 7, 2005 (furnished pursuant to Item 7.01).






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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THE MIDDLEBY CORPORATION
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                                                   (Registrant)


   Date   January 7, 2005                    By: /s/ Timothy J. FitzGerald
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                                                 Timothy J. FitzGerald
                                                 Vice President,
                                                 Chief Financial Officer






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   Exhibit No.       Description
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   Exhibit 99.1      Press Release issued by The Middleby Corporation dated
                     January 7, 2005.






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